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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  JULY 18, 2006
                Date of Report (Date of earliest event reported)

                             BOARDWALK BANCORP, INC.
             (Exact name of registrant as specified in its charter)

         NEW JERSEY                       000-1354835                20-4392739
(State or other jurisdiction              (Commission              (IRS Employer
      of incorporation)                   File Number)              Ident. No.)

   201 SHORE ROAD, LINWOOD, NEW JERSEY                                   08221
(Address of principal executive offices)                              (Zip Code)

                                 (609) 601-0600
               Registrant's telephone number, including area code

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION.

     On July 18, 2006, Boardwalk Bancorp, Inc. (the "Company") issued a press release discussing the Company's second quarter results. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

ITEM 8.01 OTHER EVENTS.

     On July 18, 2006, the Company issued a press release announcing that its Board of Directors had declared a cash dividend of $0.07 per share, payable on August 7, 2006 to shareholders of record on July 28, 2006. The press release, attached hereto as Exhibit 99.2 hereto, is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits:

99.1 Press release, dated July 18, 2006, of Boardwalk Bancorp, Inc. announcing earnings for the period ended June 30, 2006.

99.2 Press release, dated July 18, 2006, of Boardwalk Bancorp, Inc. announcing the quarterly cash dividend.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BOARDWALK BANCORP, INC.

Dated: July 19, 2006


                                        By: /s/ Michael D. Devlin
                                            ------------------------------------
                                            Michael D. Devlin
                                            Chairman, President and
                                            Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit Number                             Description
--------------                             -----------
     99.1        Press release, dated July 18, 2006, of Boardwalk Bancorp, Inc.
                 announcing earnings for the period ended June 30, 2006

     99.2        Press release, dated July 18, 2006, of Boardwalk Bancorp, Inc.
                 announcing the quarterly cash dividend